UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 2, 2010

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                  Other Events.

On September 2, 2010, Hewlett-Packard Company (“HP”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among HP, Rio Acquisition Corporation, a wholly-owned subsidiary of HP (“Purchaser”), and 3PAR Inc. (“3PAR”) pursuant to which HP will acquire 3PAR.  The joint press release issued by HP and 3PAR announcing the execution of the Merger Agreement is incorporated by reference as Exhibit 99.1 hereto.

The acquisition is being conducted by means of a cash tender offer for all of the outstanding shares of common stock (the “Shares”) of 3PAR, followed by a merger of Purchaser with and into 3PAR (the “Merger”). The tender offer was commenced on August 27, 2010 and is scheduled to expire at 12:00 midnight, New York City time on September 24, 2010, unless extended.  Pursuant to the Merger Agreement, HP and Purchaser agreed to amend the tender offer to increase the purchase price to $33.00 per Share (the “Offer Price”), net to the seller in cash, without interest thereon and less any required withholding taxes, and to otherwise reflect the terms and conditions of the Merger Agreement. The completion of the tender offer is conditioned upon, among other things, (a) there being validly tendered and not withdrawn before the expiration of the tender offer a number of Shares which, together with the Shares then owned by HP and its subsidiaries, including Purchaser, represents at least a majority of the total number of Shares outstanding on a fully diluted basis (as defined in the Merger Agreement), and (b) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.  The tender offer is not subject to a financing condition.

Following the consummation of the tender offer, subject to customary conditions (including receipt of the requisite approval of 3PAR’s stockholders, if required under applicable law), the Merger will occur, and 3PAR will become a wholly owned subsidiary of HP. In the Merger, each outstanding Share (other than Shares with respect to which appraisal rights are properly exercised under Delaware law) will be converted into the right to receive cash in an amount equal to the Offer Price.  The closing of the Merger is subject to customary closing conditions, and, depending on the number of Shares held by HP and Purchaser after the acceptance of the Shares properly tendered in connection with the tender offer, approval of the Merger by the holders of 3PAR’s outstanding Shares remaining after the completion of the tender offer also may be required.  The final closing of the acquisition is expected to occur by the end of the calendar year 2010.

The Merger Agreement contains customary representations, warranties and covenants of the parties. In addition, under the terms of the Merger Agreement, 3PAR has agreed not to solicit or otherwise facilitate any alternative Acquisition Proposals (as defined in the Merger Agreement), subject to customary exceptions that permit the 3PAR to respond to any unsolicited Acquisition Proposal that constitutes or is reasonably likely to lead to a Superior Proposal (as defined in the Merger Agreement), provided that 3PAR’s board of directors has determined in good faith that the failure to do so would reasonably be expected to be a breach of its fiduciary duties. 3PAR is also permitted to terminate the Merger Agreement in order to accept an unsolicited Superior Proposal, subject to giving HP three business days’ notice of its intention to do so, but only if HP fails to make a counter-proposal that matches such superior proposal.

In connection with the execution of the Merger Agreement, certain stockholders of 3PAR and their affiliates who hold an aggregate of approximately 33% of the outstanding stock of 3PAR have entered into a tender and voting agreement pursuant to which they have agreed to, among other things, tender their Shares in the tender offer and vote their Shares in favor of adopting the Merger Agreement, if required.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is incorporated by reference as Exhibit 99.2 hereto.  The Merger Agreement has been included to provide information regarding its terms and is not intended to provide any other factual information about 3PAR or HP.  The Merger Agreement contains representations and warranties by 3PAR and HP. These representations and warranties have been made solely for the benefit of the parties to the Merger Agreement and (i) may be intended not as statements of fact, but rather as a way of allocating the risk to 3PAR or HP if those statements prove to be inaccurate, (ii) have been qualified by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement, (iii) may apply materiality standards that are different from what may be viewed as material to investors, and (iv) were made only as of the date of the Merger Agreement or such other date(s) as may be specified in the Merger Agreement and are subject to more recent developments. Accordingly, these representations and warranties may not describe the actual state of affairs on the date they were made or at any other time.

THIS FORM 8-K IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES. THE SOLICITATION AND THE OFFER TO BUY SHARES OF 3PAR COMMON STOCK IS ONLY BEING MADE PURSUANT TO THE OFFER TO PURCHASE AND RELATED MATERIALS THAT HP AND RIO ACQUISITION CORPORATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON AUGUST 27, 2010, AS AMENDED. 3PAR STOCKHOLDERS SHOULD READ THESE MATERIALS AND ANY RELATED AMENDMENTS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. 3PAR STOCKHOLDERS MAY OBTAIN COPIES OF THESE MATERIALS WITHOUT CHARGE FROM THE SEC THROUGH THE SEC’S WEBSITE AT WWW.SEC.GOV. 3PAR STOCKHOLDERS ALSO MAY OBTAIN COPIES OF THESE DOCUMENTS, WITHOUT CHARGE, FROM INNISFREE M&A INCORPORATED, THE INFORMATION AGENT FOR THE OFFER, AT (888) 750-5834 (TOLL-FREE FOR STOCKHOLDERS) OR (212) 750-5833 (COLLECT FOR BANKS AND BROKERS).

This Form 8-K contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements about the expected terms of the proposed acquisition, the ability to timely complete the proposed transaction given the various closing conditions; the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include that the transaction may not be timely completed, if at all, upon favorable terms; the possibility that expected benefits may not materialize as expected; that, prior to the completion of the transaction, the target company’s business may not perform as expected due to transaction-related uncertainty or other factors; that HP is unable to successfully implement integration strategies; and other risks that are described in HP’s SEC reports, including but not limited to the risks described in HP’s Annual Report on Form 10-K for its fiscal year ended October 31, 2009 and Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2010. HP assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description
99.1

Text of joint press release of HP and 3PAR, dated September 2, 2010, entitled “HP to Acquire 3PAR” (incorporated herein by reference to Exhibit 99.1 to the Form 8-K filed by 3PAR on September 3, 2010).

99.2	Agreement and Plan of Merger, dated as of September 2, 2010, by and among HP, Purchaser and 3PAR (incorporated herein by reference to Exhibit 2.1 to the Form 8-K filed by 3PAR on September 3, 2010).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: September 7, 2010	By:	/s/ Paul T. Porrini
	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel and Assistant Secretary